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FILED # C3296-00                                        Filing  fee:
FEB 07 2000                                             Receipt  #:
IN THE OFFICE OF
"DEAN HELLER"
DEAN HELLER SECRETARY OF STATE
                            ARTICLES  OF  INCORPORATION
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                                SECRETARY OF STATE

For  filing office use)                             (For filing office  use)

   IMPORTANT:  READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME  OF  CORPORATION:          WINESHARES  INTERNATIONAL  INC.
--------------------------------------------------------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)
 Name  of  Resident  Agent:     Michael  A.  Cane
                                ------------------------------------------------
 Street Address:  101 Convention Center Dr., Suite 1200 Las Vegas, NV 89109
--------------------------------------------------------------------------------
                 Street  No.  Street  Name                City         Zip

3.     SHARES:  (number  of  shares  the  corporation  is  authorized  to issue)
    Number of shares with par value:  25 Million   Par value: $ .001 No.
without par value:  _________

4.   GOVERNING  BOARD:  shall be styled as (check one):      X Directors
______Trustees

The FIRST BOARD OF DIRECTORS shall consist of 1 member(s) and the names and addresses are as follows:

Michael A. Cane
----------------------------------------   101 Convention Center Dr.,  #1200,
                                           Las Vegas, NV 89109
                                           -------------------------------------
Name                                       Address               City/State/Zip
----------------------------------------   -------------------------------------
Name                                       Address               City/State/Zip
----------------------------------------   -------------------------------------
5.     PURPOSE:  (optional)  :  The  purpose  of  the  corporation  shall  be:

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will
be  returned  to  you  for  correction.  Number of pages attached        0     .
                                                                      ----------
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.
Michael A. Cane
----------------------------------------   -------------------------------------
Name  (print)                              Name  (print)

101  Convention  Ctr.  Dr.  #1200,
----------------------------------------   -------------------------------------
Address                                     Address
Las  Vegas,  NV  89109
----------------------------------------   -------------------------------------
City/State/Zip                             City/State/Zip

/s/ Michael Cane
----------------------------------------   -------------------------------------
Signature                                  Signature


State of Nevada County of Clark            State of Nevada County of Clark

This instrument was acknowledged before
me on      February 7 , 2000
                                           This instrument was acknowledged
                                           before me on
Michael  A.  Cane
---------------------------------------   --------------------------------------
Name of Person                            Name of  Person

as incorporator of Wineshares International Inc.
                                          as incorporator of

/s/ Carolyne S. Johnson
---------------------------------------   --------------------------------------
Notary  Public  Signature                 Notary  Public  Signature
(affix  notary  stamp  or  seal)          (affix  notary  stamp  or  seal)

                           NOTARY PUBLIC
                          STATE OF NEVADA
                          County of Clark
                        Carolyne S. Johnson
                          No. 97-4746-1
             My appointment expires November 5, 2001

8.     CERTIFICATE  OF  ACCEPTANCE  OF  APPOINTMENT  OF  RESIDENT  AGENT:
I,     Michael A. Cane     hereby accept appointment as Resident Agent
for  the  above  named  corporation.                     02-07-00
---------------------------------------   --------------------------------------
Signature  of  Resident  Agent                           Date

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                                           State of Nevada -  Secretary of State
                               I hereby certify that this is a true and complete
                                   copy of the document as filed in this office.
                                                        FEB 08 2000
                                                        "DEAN HELLER"
                                            DEAN HELLER - SECRETARY OF STATE
                                            BY "SIGNATURE"